UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 11, 2007

                             NEXTWAVE WIRELESS INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     000-51958                   20-5361360
(State or other jurisdiction   (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)


                             12670 HIGH BLUFF DRIVE
                           SAN DIEGO, CALIFORNIA 92130
               (Address of principal executive offices) (Zip code)

                                 (858) 480-3100
               Registrant's telephone number, including area code:

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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    ITEM 8.01.  OTHER EVENTS.

      As disclosed in the Current Report on Form 8-K filed by NextWave Wireless Inc. (the "Company") on May 17, 2007, the Company completed the acquisition of IPWireless, Inc. ("IPWireless") on May 11, 2007. On July 26, 2007, the Company filed a Current Report on Form 8-K/A including historical and pro forma financial information relating to the IPWireless acquisition as required pursuant to Rule 3-05(b) and Article 11 of Regulation S-X. The unaudited pro forma condensed combined statements of operations included in this Current Report on Form 8-K as Exhibit 99.1 supplement the previously provided pro forma financial information and should be read in conjunction therewith.

    ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
(a) Pro Forma Financial Information

    The following pro forma financial information, together with accompanying summary notes, is included herein as Exhibit 99.1

          Unaudited Pro Forma Condensed Combined Statements of Operations for the Nine Months Ended September 29, 2007 and for the Year Ended December 30, 2006.

(b) Exhibits.

Exhibit No.                             Description
-----------                             -----------

Exhibit 99.1* Unaudited Pro Forma Condensed Combined Statements of Operations for the Nine Months Ended September 29, 2007 and for the Year Ended December 30, 2006.

*Filed herewith





















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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 11, 2007
                                        NEXTWAVE WIRELESS INC.


                                        By:  /s/  George Alex
                                           ------------------------------
                                           George Alex
                                           Executive Vice President and
                                           Chief Financial Officer























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